FORM 8-K



             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

              Date of Report (Date of Earliest
             Event Reported):  January 16, 1998




            CHIQUITA BRANDS INTERNATIONAL, INC.
   (Exact name of registrant as specified in its charter)




     New Jersey            1-1550      04-1923360
   (State or other      (Commission    (IRS Employer
   jurisdiction of      File Number)   Identification No.)
   incorporation)


     250 East Fifth Street, Cincinnati, Ohio 45202
           (Address of principal executive offices)


     Registrant's telephone number, including area code:
                        (513) 784-8000

           INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 3, 4, 5, 6, 8 and 9 are not applicable and are omitted from this Report.


Item 2. Acquisition or Disposition of Assets.

   On January 16, 1998 Chiquita Brands International, Inc. ("Chiquita") acquired by merger Stokely USA, Inc. ("Stokely"), a company whose common stock had traded on the NASDAQ National Market prior to the merger. Stokely, headquartered in Oconomowoc, Wisconsin, is engaged primarily in the vegetable canning business. The acquisition was effected pursuant to an Agreement and Plan of Reorganization dated as of September 17, 1997 among Chiquita, Chiquita Acquisition Corp. and Stokely.

   The merger consideration payable to the shareholders of Stokely was agreed to based on arm's length negotiations. The merger price was $1.00 per share of Stokely common stock, paid entirely in shares of Chiquita capital stock, par value $.33 per share ("Common Stock"), valued at $15.03 per share, the average of the closing market prices of Chiquita Common Stock for the 15 trading days immediately preceding the merger. This resulted in a payment of approximately .0665 of a share of Chiquita Common Stock per Stokely share, or an aggregate of 757,918 shares of Chiquita Common Stock issued to the Stokely shareholders. Chiquita also issued 2,208,615 shares of Common Stock to certain holders of an aggregate of approximately $33.2 million of Stokely long-term debt.

   Stokely produces a broad range of canned vegetables under private and branded labels. Stokely owns and operates seven canning plants located in Pickett, Poynette, Sun Prairie and Waunakee, Wisconsin; Ackley, Iowa; Hoopeston, Illinois; and Scottsville, Michigan, as well as two warehouse facilities located in Poynette and DeForest, Wisconsin.
Chiquita presently plans to continue operating the Stokely canning business in connection with its existing canning business. Chiquita has announced that it plans to close the canning plants in Waunakee and Poynette, Wisconsin and Hoopeston, Illinois.

Item 7. Financial Statements and Exhibits.

   (a)  Financial Statements of Businesses Acquired.

   The following audited and unaudited financial statements of Stokely are incorporated by reference from the Stokely filings referenced below and have been previously incorporated by reference into Chiquita's Registration Statement on Form S-4 No. 333-40709 and Current Report on Form 8-K dated November 20, 1997.

        1. Audited financial statements of Stokely, including the notes thereto:

             Independent Auditors' Report dated June 19, 1997
                  (October 10, 1997 as to Note L)

             Consolidated Balance Sheets as of March 31, 1997
                  and 1996

             Consolidated Statements of Operations for the Years
                  Ended March 31, 1997, 1996 and 1995

             Consolidated Statements of Stockholders' Equity for the
                  Years Ended March 31, 1997, 1996 and 1995

             Consolidated Statements of Cash Flows for the Years
                  Ended March 31, 1997, 1996 and 1995

             Notes to Consolidated Financial Statements

        The foregoing consolidated financial statements and Independent Auditors' Report are incorporated by reference from Item 8, pages 42-63 of Stokely's Annual Report on Form 10-K for the Year Ended March 31, 1997, as amended on Form 10-K/A filed on October 14, 1997.

        2. Interim financial statements (unaudited) of Stokely for the quarter and six months ended September 30, 1997:

             Consolidated Condensed Balance Sheets -
                  September 30, 1997, March 31, 1997 and
                  September 30, 1996

             Consolidated Condensed Statements of Operations - Three
                  and Six Months Ended September 30, 1997 and 1996

             Consolidated Condensed Statements of Cash Flows -
                  Six Months Ended September 30, 1997 and 1996

             Notes to Consolidated Condensed Financial Statements

        The foregoing financial statements and notes are incorporated by reference from Item 1, pages 3-10 of Stokely's Quarterly Report on Form 10-Q/A for the Quarter Ended September 30,
        1997, filed on December 4, 1997.

   (b)  Pro Forma Financial Information.

   Chiquita Brands International, Inc.

         Pro Forma Combined Balance Sheet (unaudited) as of September 30, 1997

         Pro Forma Combined Income Statement (unaudited) for the year ended December 31, 1996

         Pro Forma Combined Income Statement (unaudited) for the nine months ended September 30, 1997

   The foregoing pro forma financial statements are incorporated by reference from pages 39-42 of Chiquita's final Proxy
   Statement/Prospectus dated December 8, 1997 under Registration
   Statement No. 333-40709 filed pursuant to Rule 424(b)(3) on
   December 10, 1997.

   (c)  Exhibits

        2.1 Agreement and Plan of Reorganization dated as of September 17, 1997 among Chiquita, Chiquita Acquisition Corp. and Stokely, incorporated by reference from Appendix A, pages A-1 to A-41 of Chiquita's final Proxy Statement/Prospectus dated December 8, 1997 under Registration Statement No. 333-40709 filed pursuant to Rule 424(b)(3) on December 10, 1997.

        23.1 Consent of Independent Auditors (Deloitte & Touche LLP)

                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 30, 1998           CHIQUITA BRANDS INTERNATIONAL, INC.

                            By:  /s/William A. Tsacalis
                                 ------------------------
                                 William A. Tsacalis
                                 Vice President and Controller

                                               Exhibit 23.1

              CONSENT OF INDEPENDENT AUDITORS

   We consent to the incorporation by reference in the following
Registration Statements and related prospectuses of Chiquita Brands International, Inc. of our report dated June 19, 1997 (October 10, 1997 as to Note L) appearing in the Annual Report on Form 10-K/A of Stokely USA, Inc. for the year ended March 31, 1997 and incorporated by reference in this report on Form 8-K dated January 16, 1998.

             Registration
Form            No.                Description
----        -------------          -----------

S-3          33-58424       Dividend Reinvestment Plan

S-3          33-41057       Common Stock issuable upon
                            conversion of Convertible
                            Subordinated Debentures

S-3          333-00789      Debt Securities, Preferred Stock,
                            Preference Stock, Depositary Shares,
                            Common Stock and
                            Securities Warrants

S-8          33-2241        Chiquita Savings and Investment Plan
             33-16801
             33-42733
             33-56572
             333-39671

S-8          33-14254       1986 Stock Option and Incentive Plan
             33-38284
             33-41069
             33-53993

S-8          33-25950       Individual Stock Option Plan

S-8          33-38147       Associate Stock Purchase Plan



/s/DELOITTE & TOUCHE LLP
------------------------
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
January 30, 1998